UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montréal, Québec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 11, 2010, certain subsidiaries of AbitibiBowater Inc. (the “Company”) entered into an amendment to the existing accounts receivable securitization program, Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, Amendment No. 1 to the Second Amended and Restated Purchase and Contribution Agreement and Amendment No. 3 to Guaranty and Undertaking Agreement (the “Amendment”), among Abitibi-Consolidated U.S. Funding Corp., Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation and certain other subsidiaries of the Company on the one hand, and Citibank, N.A., as agent for the banks party thereto on the other. The Amendment has been approved by the U.S. Bankruptcy Court for the District of Delaware and the Superior Court of Quebec in connection with the Company’s and certain of its subsidiaries’ creditor protection proceedings pursuant to Chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada).

The Amendment reduces the aggregate commitment under the program from $270 million to $180 million, reduces the unused commitment fees from 1.5% to 0.75%, reduces certain interest rates payable under the program and also extends the maturity date to June 10, 2011, such that the Company can maintain the program through the expected emergence date from creditor protection without resorting to the extension provisions in the program before the Amendment. Consistent with the terms of the securitization program, the Company’s plans of reorganization provide that the securitization program will be repaid in full and terminated in connection with the Company’s emergence from creditor protection.

A copy of the Amendment is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. This description is not complete and is qualified in its entirety by reference thereto.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, Amendment No. 1 to the Second Amended and Restated Purchase and Contribution Agreement and Amendment No. 3 to Guaranty and Undertaking Agreement, among Abitibi-Consolidated U.S. Funding Corp., Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation and certain other subsidiaries of the Company and Citibank, N.A., as agent for the banks party thereto, dated as of June 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: June 17, 2010	By:	/S/ JACQUES P. VACHON
	Name:	Jacques P. Vachon
	Title:	Senior Vice-President, Corporate Affairs and Chief Legal Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, Amendment No. 1 to the Second Amended and Restated Purchase and Contribution Agreement and Amendment No. 3 to Guaranty and Undertaking Agreement, among Abitibi-Consolidated U.S. Funding Corp., Abitibi-Consolidated Inc., Abitibi Consolidated Sales Corporation and certain other subsidiaries of the Company and Citibank, N.A., as agent for the banks party thereto, dated as of June 11, 2010.

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